UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2023

FRANKLIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-09318	13-2670991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Parkway, San Mateo, CA 94403
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 312-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The matters voted upon at the Annual Meeting and the final voting results were as follows:
1.To elect 11 directors to the Board of Directors of the Company (the “Board”) to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.
Each of the 11 nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Abstain	Broker Non-Votes
Mariann Byerwalter	407,581,888	4,635,432	300,534	34,504,991
Alexander S. Friedman	407,248,832	4,965,863	303,159	34,504,991
Gregory E. Johnson	407,733,881	4,574,639	209,334	34,504,991
Jennifer M. Johnson	410,306,690	2,035,089	176,075	34,504,991
Rupert H. Johnson, Jr.	410,217,552	1,999,663	300,639	34,504,991
John Y. Kim	406,849,896	5,370,811	297,147	34,504,991
Karen M. King	410,148,334	2,073,276	296,244	34,504,991
Anthony J. Noto	407,571,200	4,686,560	260,094	34,504,991
John W. Thiel	409,797,207	2,436,367	284,280	34,504,991
Seth H. Waugh	409,406,995	2,828,794	282,065	34,504,991
Geoffrey Y. Yang	393,082,875	19,153,259	281,720	34,504,991
2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2023.
The appointment of PricewaterhouseCoopers LLP was ratified, and the voting results are set forth below:

For	Against	Abstain
441,966,074	4,826,752	230,019
3.To approve, on an advisory basis, the compensation of the Company’s named executive officers.
The compensation of the Company’s named executive officers was approved, on an advisory basis, and the voting results are set forth below:

For	Against	Abstain
387,292,965	24,860,356	364,533
4.To hold an advisory vote on how frequently stockholders believe the Company should obtain future advisory votes on the compensation of the Company’s named executive officers.
A majority has approved to hold an advisory vote every three years on whether stockholders approve the compensation of the Company’s named executive officers.

1 year	2 years	3 years	Abstain
176,478,564	651,758	234,946,943	440,589

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN RESOURCES, INC.

Date:	February 9, 2023	/s/ Thomas C. Merchant
Thomas C. Merchant
Executive Vice President, General Counsel and Secretary

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